                                                                    Exhibit 3-58
--------------------------------------------------------------------------------

Applicant's Account             3-1-76:06        1392   Filed this  17th  day of
No. _______________                                           February, A.D. 19o
                    ____________________________________         Commonwealth of
DSCB-BCL-204                  628172                                Pennsylvania
(Rev. 8-72)              COMMONWEALTH OF PENNSYLVANIA        Department of State
                             DEPARTMENT OF STATE
Filing Fee: $75              CORPORATION BUREAU
AIB-7

Articles of                                                          /s/ graphic
Incorporation-
Domestic Business Corporation                                                  o
                                                                Secretary of the
                                                                    Commonwealth

--------------------------------------------------------------------------------

         In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S.ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is: Southampton Nursing Home, Inc.

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

P. O. Box 923, Broad and Mechanic Streets

--------------------------------------------------------------------------------
        (NUMBER)                                     (STREET)

Doylestown                                      Pennsylvania              18901
--------------------------------------------------------------------------------
                (CITY)                                                (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

                        The corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1933, as amended.

4. The term for which the corporation is to exist is: Perpetual.

5. The aggregate number of shares which the corporation shall have authority to issue is:

                        100 shares, common, no par value

                                 graphic omitted

                                     form 4

Printed and Sold by John C. Clark Co., 1326 Walnut St., Phila.

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

NAME                                  ADDRESS                         NUMBER AND
                        (including street and number, if any)    CLASS OF SHARES

Richard A. Pelletier            515 Plymouth Road, #0-6                 1 common

--------------------------------------------------------------------------------
                              Plymouth Meeting, Pa. 19462
--------------------------------------------------------------------------------

         IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 12th day of February, 1976.

RAP.       /s/ [signature omitted]    (SEAL)                              (SEAL)
------------------------------------           ---------------------------

                                                                          (SEAL)
                                               ---------------------------

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations or natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

     D.   The following shall accompany this form:

          (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

          (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name).

          (3)  Any necessary governmental approvals.

     E. BCL ss.205 (15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

RECEIVED
'78 FEB 17 AM 8:00
DEPARTMENT OF STATE

                                                             3-1-76:06      1394
                                                              628172

                          Commonwealth of Pennsylvania

                                [graphic omitted]

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

         Whereas, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                          CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law, and

         Whereas, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

                         SOUTHAMPTON NURSING HOME, INC.

         Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

                    Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 17th day of February in the year of our Lord one thousand nine hundred and seventy-six and of the Commonwealth the two hundredth


                          /s/ [signature omitted]
                          -----------------------------------
                          Secretary of the Commonwealth

                                                                             dag
DSCB-20 (7-75)

APPLICANT'S ACC'T NO.            3-1-78:37        966    Filed this  7th  day of
                                                                    August, 1978
                          ________________________________       Commonwealth of
DSCB: BCL-806                    (Line for numbering)               Pennsylvania
(Rev. 8-72)                          672690                  Department of State
                              COMMONWEALTH OF PENNSYLVANIA
Filing Fee: $40                   DEPARTMENT OF STATE
AB-2                              CORPORATION BUREAU

Articles of                                                /s/ [graphic omitted]
Amendment-
Domestic Business Corporation                      Secretary of the Commonwealth
--------------------------------------------------------------------------------
                                                         (Box for Certification)


         In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S.ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is: Southampton Nursing Home, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

            P. O. Box 923            Broad & Mechanic Streets
--------------------------------------------------------------------------------
               (NUMBER)                                             (STREET)

            Doylestown,                              Pennsylvania       18901
--------------------------------------------------------------------------------
               (CITY)                                                 (ZIP CODE)

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended.

4. The date of its incorporation is: February 17, 1976

5. (Check, and if appropriate, complete one of the following):

   [__] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The 9th day of March, 1978.

   Place: 91 East Court Street, Doylestown, Pennsylvania

   Kind and period of notice waiver signed by both shareholders

   [xx] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

         (a) The total number of shares outstanding was:

              10 - common stock

         (b) The number of shares entitled to vote was:

              10 - common stock

7. In the action taken by the shareholders:

         (a) The number of shares voted in favor of the amendment was:

              10 shares

         (b) The number of shares voted against the amendment was:

              0 shares

8. The amendment adopted by the shareholders, set forth in full, is as follows:

Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the Corporation is: Crestview North, Inc.

Article II of the Articles of Incorporation is hereby amended to read as follows:

The location and post office address of the registered office of the Corporation in this Commonwealth is: P. O. Box 886, 91 E. Court Street, Doylestown, Pa. 18901

Article V of the Articles of Incorporation is hereby amended to read as follows:

The aggregate number of shares which the corporation shall have authority to issue is: 100 shares, common, par value $1.00 per share.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 9th day of March, 1978.

                                            ____________________________________
Attest:                                             (NAME OF CORPORATION)
                                              Southampton Nursing Home, Inc.

/s/ James T. McMenamin                  By: /s/ Joseph D. McMenamin
__________________________________          ____________________________________
          (SIGNATURE)                                  (SIGNATURE)

James T. McMenamin, Secretary               Joseph D. McMenamin, Pres.
__________________________________          ____________________________________
   (TITLE: SECRETARY, ASSISTANT              (TITLE: PRESIDENT, VICE PRESIDENT,
         SECRETARY, ETC.)                                   ETC.)
Secretary                                   President
(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A.   Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
          Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                              3-1-78:37      968
                                                                          672690

                          Commonwealth of Pennsylvania

                                [graphic omitted]

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

         Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

         Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                    SOUTHAMPTON NURSING HOME, INC.
                    name changed to
                    CRESTVIEW NORTH, INC.

         Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                    Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 7th day of August in the year of our Lord one thousand nine hundred and seventy-eight and of the Commonwealth the two hundred and third


                          /s/ [graphic omitted]
                          -----------------------------------
                          Secretary of the Commonwealth

                                       as

DSCB-21 (7-76)

Microfilm Number 9858 1644    Filed with the Department of State on  AUG 03 1998
Entry Number  672690                             /s/ [graphic omitted]
                                                 -------------------------------
                                                 Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

X  Domestic Business Corporation (15 Pa. C.S.ss.1507)

__ Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

__ Foreign Business Corporation (15 Pa. C.S.ss.4144)

__ Domestic Limited Corporation (15 Pa. C.S. ss. 8506)

__ Domestic Nonprofit Corporation (15 Pa. C.S.ss.5507)

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Crestview North, Inc.

--------------------------------------------------------------------------------

2. The (a) address of this corporations's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      1635 Market Street, Philadelphia, PA 19103   Philadelphia
   (a) _________________________________________________________________________
       Number and Street      City       State          Zip            County

            CT Corporation System
   (b) c/o: ____________________________________________________________________
            Name of Commercial Registered Office Provider              County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       101 East State Street, Kennett Square, PA 19348     Chester
       _________________________________________________________________________
       Number and Street          City         State     Zip           County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:
       _________________________________________________________________________
       Name of Commercial Registered Office Provider                   County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92) CT System

AUG - 3 98
                                PA Dept of State

                                9858 1645

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

         IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July, 1998.

                            Crestview North, Inc.
                            ----------------------------------------------
                            Name of Corporation/Limited Partnership

                                /s/ [graphic imitted]
                            BY: ------------------------------------------
                                (Signature)

                                   Vice President Office of the Chairman
                            TITLE: ---------------------------------------
                                   and Corporate Secretary


(PA. - 429)